PROMISSORY NOTE

$18,000.00 Date:                                                  April 01, 2000


For value received the undersigned Gary Stern (the "Borrower") at 9808 Palma Vista Way, Boca Raton, Florida 33428, promises to pay to the order of PC Universe, Inc. (the "Lender") at 2303 North Dixie Highway, Boca Raton, Florida 33431, (or at such other place as the Lender may designate in writing) the sum of $18,000.00 with interest from April 01, 2000, on the unpaid principal at the rate of 1.00% per annum.

Unpaid principal after the Due Date shown below shall accrue interest at a rate of 10.00% annually until paid.

The unpaid principal and accrued interest shall be payable in monthly installments of $507.75, beginning on May 01, 2000, and continuing until April 01, 2003, (the "Due Date"), at which time the remaining unpaid principal and interest shall be due in full.

All payments on this Note shall be applied first in payment of accrued interest and any remainder in payment of principal.

If any payment obligation under this Note is not paid when due, the remaining unpaid balance and any accrued interest shall become due immediately at the option of the Lender.

The Borrower reserves the right to prepay this Note (in whole or in part) prior to the Due Date with no prepayment penalty.

If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process.

In any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due immediately, without demand or notice:

1. the failure of the Borrower to pay the principal and any accrued interest in full on or before the Due Date.

2.       the death of the Borrower or Lender

3.       the filing of bankruptcy proceedings involving the Borrower as debtor;

4.       the application for the appointment of a receiver for the Borrower,

5. the making of a general assignment for the benefit of the Borrower's creditors;

6.       the insolvency of the Borrower;

7. a misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit


If any one or more of the provisions of this Note are determined to be unenforceable, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

All payments of principal and interest on this Note shall be paid in the legal currency of the United States. The Borrower waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

No renewal or extension of this Note, delay in enforcing any right of the Lender under this Note or assignment by Lender of this Note shall affect the liability or the obligations of the Borrower. Al rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

This Note shall be construed in accordance with the laws of the State of Florida.

Signed this 3rd day of April, 2000 at Palm Beach County, Florida


Borrower
Gary Stern


By:   /s/ Gary Stern
          Gary Stern




 SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant has duly
caused  this  Registration   Statement  to  be  signed  on  its  behalf  by  the
undersigned, thereunto duly authorized, in the City of , State of , on .

                                          First Irving Strategic Group, INC.

                                          By: /s/  MICHAEL T. WILLIAMS.

                                            ------------------------------------
                                                  President and Treasurer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                               TITLE                              DATE
                                        Director
Print Name:  Rob Rill
                                        President, Treasurer and Director
Print Name:  Michael T. Williams